UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒	Filed by a party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Otonomy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Otonomy, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 21, 2022 P.O. BOX 8016, CARY, NC 27512-9903 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/OTIC To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Otonomy, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Tuesday, June 21, 2022 8:00 a.m. Pacific Time The Annual Meeting of Stockholders will be conducted virtually via live webcast please visit - www.proxydocs.com/OTIC for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/OTIC SEE REVERSE FOR FULL AGENDA INTERNETwww.investorelections.com/OTIC TELEPHONE(866)648-8133*E-MAILpaper@investorelections.comFor a convenient way to view proxy materials and VOTE go to www.proxydocs.com/OTIC View the Notice and Proxy Statement and Annual Report on Form 10-K online at www.proxydocs.com/OTIC, OR if you want to receive a paper or e-mail copy of the material(s), you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 10, 2022. To order paper materials, use one of the following methods. For Holders as of: April 22, 2022

Otonomy, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE: FOR PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Directors 1.01 Jill M. Broadfoot 1.02 Jay Lichter, Ph.D. 1.03 Theodore R. Schroeder 2. The approval of, on a non-binding advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement. 3. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. NOTE: In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting and any adjournment or postponement thereof.